                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                December 13, 2002


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

 STATE OR OTHER                        COMMISSION                 IRS EMPLOYER
  JURISDICTION                         FILE NUMBER:              IDENTIFICATION
OF INCORPORATION:                                                    NUMBER:

   DELAWARE                              0-20766                   76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


                  ---------------------------------------------


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ITEM 9.

           Text materials related to the HCC Insurance Holdings, Inc. ("HCC") investor presentation are attached as Exhibit 99.1 and are also available at HCC's website at www.hcch.com.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 13, 2002      HCC INSURANCE HOLDINGS, INC.



                               By: /s/ Christopher L. Martin
                                   ----------------------------------------
                                   Christopher L. Martin
                                   Executive Vice President and General Counsel





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                                  EXHIBIT INDEX


Exhibits.
--------
 99.1     Investor Presentation.